Exhibit 99.1

Wave Life Sciences Corporate Presentation January 5, 2018

Forward looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Genetic medicines company Developing targeted therapies for patients impacted by rare diseases    Rationally designed stereopure nucleic acid therapeutics    Utilizing multiple modalities including antisense, exon skipping and RNAi    6 proprietary neurology development programs by the end of 2018    Expertise and core focus in neurology    2 Phase 1b/2a trials initiated in Huntington’s disease    DMD Exon 51 trial initiated    Clinical data readouts anticipated in 2019 for first 3 programs    Robust R&D platform, ability to partner additional therapeutic areas    Cash position $169MM as of September 30 2017    3

Paving the way to potentially safer, more effective medicines

1
first to design and bring stereopure and allele-specific medicines to clinic

6
neurology development programs by end of 2018

3
clinical studies initiated in 2017

10K+
Wave stereopure oligonucleotides created and analyzed to date

5
nucleic acid modalities being advanced with Wave stereopure chemistry

12+
discovery programs

5
therapeutic areas under active investigation

25M+
total potentially addressable patients amenable to Wave's partnered and proprietary programs

WAVE LIFE SCIENCES

4

Pipeline spanning multiple modalities, novel targets

	DISEASE	TARGET	BIOMARKER	ESTIMATED U.S. ADDRESSABLE PATIENTS *	MECHANISM	DISCOVERY	CANDIDATE	CLINICAL	NEXT ANTICIPATED MILESTONES
CNS	Huntington's disease	mHTT SNP1	mHTT	~10k / ~35k	A	●	●	Phase 1b/2a	Top line data 1H 2019
	Huntington's disease	mHTT SNP2	mHTT	~10k / ~35k	A	●	●	Phase 1b/2a	Top line data 1H 2019
	Amyotrophic lateral sclerosis	C9orf72	dipeptide	~1,800	A	●	●		Trial initiation Q4 2018
	Frontotemporal dementia	C9orf72	dipeptide	~7,000	A	●	●		Trial initiation Q4 2018
MUSCLE	Duchenne muscular dystrophy 51	exon 51	dystrophin	~2,000	E	●	●	Phase 1	Top line data Q3 2018
	Duchenne muscular dystrophy 53	exon 53	dystrophin	~1,250	E	●	○		Trial initiation Q1 2019
HEPATIC	Pfizer	APOC3			○	●	○		
	Pfizer	undisclosed			○	●	○		
	Pfizer	undisclosed			○	●	○		

A = allele-specific silencing. E = exon skipping.

WAVE LIFE SCIENCES

*Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate.
*For Huntington's disease, numbers approximate manifest and pre-manifest populations, respectively

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Neuro

Neurology leadership

Current programs

- Huntington's disease (HTT SNP1)
- Huntington's disease (HTT SNP2)
- Duchenne muscular dystrophy (exon 51)
- Duchenne muscular dystrophy (exon 53)
- Amyotrophic lateral sclerosis (C9orf72)
- Frontotemporal dementia (C9orf72)

Discovery engine

Neuromuscular diseases
- DMD (additional exons)
- Spinal muscular atrophy (SMN2)
- Charcot-Marie-Tooth type 1A (PMP22)

Neurodegenerative movement disorders
- Spinocerebellar ataxia (ATXN3)

Opportunities for expansion

Neurodegenerative movement disorders
- Parkinson's disease
- Progressive supranuclear palsy

Neurodegenerative dementias
- Alzheimer's disease

Developmental diseases
- Fragile X
- Batten disease

Neurophysiology/ neuropsychiatry/pain
- Epilepsy
- Schizophrenia

WAVE™ LIFE SCIENCES

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Broad platform relevance across therapeutic areas CNS Muscle 7

Building the optimal, stereopure medicine STANDARD OLIGONUCLEOTIDE APPROACHES Pharmacologic properties include >500,000 permutations in every dose Impact: Unreliable therapeutic effects Unintended off-target effects WAVE RATIONAL DESIGN Stereochemistry enables precise control, ability to optimize critical constructs into one defined and consistent profile Impact: Potential for safer, more effective, targeted medicines that can address difficult-to-treat diseases 8

Creating a new class of oligonucleotides WAVE RATIONAL DESIGN Source: Iwamoto N, et al. Control of phosphorothioate stereochemistry substantially increases the efficacy of antisense oligonucleotides. Nature Biotechnology. 2017. 9

Chemistry may optimize medicines across multiple dimensions

Improved Stability

Stability of stereopure molecules with reduced PS content (liver homogenate)


Oligonucleotide remaining (%)
100
90
80
70
60
50
40
30
20
10
0
0
1
2
3
4
5
Time (days)
Stereopure (9 PS)
Stereorandom (19 PS)
Stereorandom (9 PS)

Oligonucleotide exposure (spinal cord)


ug of ASO/gm of tissue
6
4
2
0
PBS
Stereorandom
Stereopure

Controlled Immunogenicity

Human TLR9 activation assay with 5mC modified CpG containing MOE gapmer


Fold induction
12
10
8
6
4
2
0
0.1
1.0
10
Concentration
Isomer-1
Isomer-2

Cytokine induction in human PBMC assay


Fold induction of cytokine normalized to control
IL-6
Isomer-1
20
15
10
5
0
Control
Isomer-2
MIP-1β
Isomer-1
5
4
3
2
1
0
Control
Isomer-2

Enhanced Delivery

Stereochemistry enables enhanced delivery of oligonucleotides


# of oligo foci/nuclei
100
80
60
40
20
0
Stereorandom
Stereopure

Uptake without transfection agent between a stereopure and stereorandom oligonucleotide


STEREOPURE
STEREORANDOM

Gymnotic uptake of ASOs:18h differentiating myoblasts

WAVE LIFE SCIENCES

Data represented in this slide from in vitro studies. Experimental conditions: Human TLR9 assay – Source: Ohto U, et al. Structural basis of CpG and inhibitory DNA recognition by Toll-like receptor 9, Nature 520, 702-705, 2015. Intracellular trafficking assay – Cells were washed and fixed and oligos were detected by viewRNA assay and visualized on immunofluorescence microscope with deconvolution capabilities. Z-stacks were taken to eliminate artifacts.

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Stereochemistry is applicable across modalities Antisense RNAi Exon skipping    * Stereochemistry allows for novel approaches to previously difficult diseases and inaccessible targets    11

Transforming nucleic acid therapeutics SUPERIOR PHARMACOLOGY + SCALABLE SYNTHESIS MULTIMODALITY Antisense RNAi Splice Correction Exon skipping Gene editing BROAD IMPACT CNS Muscle Eye Liver Skin UNLOCKING THE PLATFORM Broad addressable patient population across multiple therapeutic areas 12

Neurology CNS Muscle 13

Huntington’s Disease 14

Neuro HD

Huntington's Disease: a hereditary, fatal disorder

- Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal
- No approved disease-modifying therapies
- Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain
- Wildtype (healthy) HTT protein critical for neuronal function; suppression may have detrimental long-term consequences
- 30,000 people with Huntington's disease in the US; another 200,000 at risk of developing the condition


DNA
CAG Repeat
RNA
wildtype (healthy) allele
Normal CAG Repeat
RNA
mutant allele
Expanded CAG Repeat
Healthy protein (HTT)
Mutant protein (mHTT)

Sources: Auerbach W, et al. Hum Mol Genet. 2001;10:2515-2523. Dragatsis I, et al. Nat Genet. 2000;26:300-306. Leavitt BR, et al. J Neurochem. 2006;96:1121-1129. Nasir J, et al. Cell. 1995;81:811-823. Reiner A, et al. J Neurosci. 2001;21:7608-7619. White JK, et al. Nat Genet. 1997;17:404-410. Zeitlin S, et al. Nat Genet. 1995;11:155-163. Carroll JB, et al. Mol Ther. 2011;19:2178-2185.

WAVE LIFE SCIENCES
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Neuro HD

Wave approach: novel, allele-specific silencing

- Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including HD.
- Allele-specificity possible by targeting SNPs associated with expanded long CAG repeat in mHTT gene
- Approach aims to lower mHTT transcript while leaving healthy HTT relatively intact
- Potential to provide treatment for up to 70% of HD population (either oligo alone could address approximately 50% of HD population)


mHTT
CAGCAGCAGCAGCAG
expanded CAG repeat
mHTT
SNP1
SNP 1
~50%
of patients
SNP 2
~50%
of patients
mHTT
SNP2
~20%
of patients may carry both
SNP1 AND SNP 2
mHTT
SNP1
SNP2

Total: Due to overlap, an estimated **~70%** of the total HD patient population carry SNP 1 and/or SNP 2

WAVE LIFE SCIENCES

Source: Kaye, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet 2014: 86: 29–36

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Two simultaneous Phase 1b/2a clinical trials Neuro HD Two parallel global placebo-controlled multi-ascending-dose trials for WVE-120101, WVE-120102 Primary objective: assess safety and tolerability of intrathecal doses in early manifest HD patients Additional objectives: exploratory pharmacokinetic, pharmacodynamic, clinical and MRI endpoints Blood test to determine presence of SNP 1 or SNP 2 done at pre-screening Approximately 50 patients per trial Key inclusion criteria: age ≥25 to ≤65, stage I or II HD Top line data anticipated 1H 2019 17

Neuro HD Mutant huntingtin: a powerful, novel biomarker Novel immunoassay allows for quantification of mutant huntingtin, the cause of HD Level of mHTT detected is associated with time to onset, increased with disease progression, and predicts diminished cognitive and motor dysfunction Assay currently being utilized in clinical studies Novel approach enables precise measurement of target engagement and effect Source: Wild E, et al. Quantification of mutant huntingtin protein in cerebrospinal fluid from Huntington’s disease patients. J. Clin. Invest. 2015:125:1979–1986. Edward Wild, MA MB BChir PhD MRCP Principal Investigator at UCL Institute of Neurology and Consultant Neurologist at the National Hospital for Neurology and Neurosurgery, London 18

Neuro HD Selective reduction of mHTT mRNA & protein Reporter Cell Line* 19

Neuro HD

Demonstrated delivery to brain tissue

- WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection


CIC = cingulate cortex
CIC
In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120101 oligonucleotide.

Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex


CN = caudate nucleus
CN
In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120102 oligonucleotide.

Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus

WAVE LIFE SCIENCES

CIC = cingulate cortex.
CN = caudate nucleus.

20

Duchenne Muscular Dystrophy (DMD) 21

Neuro DMD DMD: a progressive, fatal childhood disorder Fatal, X-linked genetic neuromuscular disorder characterized by progressive, irreversible loss of muscle function, including heart and lung Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function Symptom onset in early childhood; one of the most serious genetic diseases in children worldwide Current disease modifying treatments have demonstrated minimal dystrophin expression and clinical benefit has not been established Impacts 1 in every 3,500 newborn boys each year; 20,000 new cases annually worldwide 22

Neuro DMD Wave approach: meaningful restoration of dystrophin production through exon skipping Meaningful restoration of dystrophin production is expected to result in therapeutic benefit Exon-skipping antisense approaches may enable production of functional dystrophin protein Initial patient populations are those amenable to Exon 51 and Exon 53 skipping 23

Neuro DMD

Exon 51: WVE-210201 clinical program

- WVE-210201 Phase 1 clinical trial initiated November 2017
  - Design: Multicenter, double-blind, placebo-controlled, single ascending dose study with I.V. administration
  - Primary endpoint: Safety and tolerability
  - Inclusion criteria: ages 5 to 18, amenable to exon 51 skipping
    - Ambulatory and non-ambulatory boys eligible, including those previously treated with eteplirsen (following appropriate washout period)
  - Readout expected Q3 2018
  - Planned open-label extension (OLE) with muscle biopsy and ≥2-years of follow-up
- WVE-210201 planned efficacy study
  - Design: Double-blind, placebo-controlled, multi-dose study assessing dystrophin expression and clinical outcomes
  - Measurement of dystrophin via standardized Western Blot
  - Interim analysis of dystrophin expression in muscle biopsies
  - Efficacy readout anticipated 2H 2019
- Exploring intravenous and subcutaneous formulations for WVE-210201

WAVE LIFE SCIENCES
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Neuro DMD Exon 51: improved skipping efficiency RNA skipping determined by quantitative RT-PCR Wave isomers demonstrated a dose-dependent increase in skipping efficiency Free uptake at 10uM concentration of each compound with no transfection agent Same foundational stereopure chemistry for Wave isomers; individually optimized to assess ideal profile 25

Neuro DMD Exon 51: increased dystrophin restoration dystrophin (400-427 kDa) vinculin (120 kDa) *Analogs WVE-210201 dystrophin (400-427 kDa) vinculin (120 kDa) Dystrophin protein restoration in vitro was quantified to be between 50-100% of normal skeletal muscle tissue lysates, as compared to about 1% by drisapersen and eteplirsen analogs Experimental conditions: DMD protein restoration by Western Blot in patient-derived myotubes with clear dose effect. Free uptake at 10uM concentration of each compound with no transfection agent 26

Neuro DMD Exon 51: target engagement in healthy non-human primate Nested PCR Assay 5 doses @ 30 mg/kg /week for 4 weeks healthy NHP by subcutaneous dosing Experimental conditions: Muscle tissues were collected 2 days after the last dose and fresh frozen. Total RNAs were extracted with phenol/chloroform and converted to cDNA using high capacity kit. Nested PCR assay was performed and analyzed by fragment analyzer. 27

Neuro DMD Exon 51: no apparent tissue accumulation observed Single in-vivo I.V. dose at 30 mpk in MDX 23 mice    Standard oligonucleotides tend to accumulate in liver and kidney    Wave rationally designed oligonucleotides optimized to allow compound to clear more effectively    WVE-210201 demonstrated wide tissue distribution in dose dependent fashion    No apparent accumulation observed after multiple doses Experimental description: Oligo quantifications in tissues were performed using hybridization ELISA assay 28

Neuro DMD

Exon 53:
Stereopure lead molecules advancing toward candidate


Percentage Exon 53 Skipping of Wave initial isomers
% Exon 53 skipping of total DMD
30
20
10
0
10µM
3µM
10µM
3µM
10µM
3µM
10µM
3µM
WVE 53 Compound A
WVE 53 Compound B
WVE 53 Compound C
WVE 53 Compound D

- RNA skipping determined by quantitative RT-PCR
- Free uptake at 10uM and 3uM concentration of each compound with no transfection agent
- Current published clinical dystrophin levels achieved for Exon 53 are ~1%

Early Exon 53 data suggests initial skipping efficiency around 20% pre-optimization

WAVE LIFE SCIENCES

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C9orf72 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD) 30

Neuro C9orf72

C9orf72: a critical genetic risk factor

- C9orf72 gene provides instructions for making protein found in various tissues, with abundance in nerve cells in the cerebral cortex and motor neurons
- C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of dipeptide repeat proteins that accumulate in brain tissue
- First pathogenic mechanism identified to be a genetic link between familial (inherited) ALS and FTD
- Most common mutation identified associated with familial ALS and FTD
- Availability of dipeptide biomarker in CSF has potential to accelerate drug development


C9orf72
GGGGCCGGGGCCGGG
expanded GGGGCC repeat
hexanucleotide repeat transcript

WAVE LIFE SCIENCES

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Neuro C9orf72

Amyotrophic lateral sclerosis

- Neurodegenerative disease characterized by the progressive degeneration of motor neurons in the brain and spinal cord
- Affects approximately 15,000-20,000 people in the US with a median survival of 3 years
- C9orf72 is present in approximately 40% of familial ALS and 8-10% of sporadic ALS; currently the most common demonstrated mutation related to ALS, far more so than SOD1 or TDP-43
- Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts; dominant trait with high penetrance


Familial
FUS
TARDBP
C9ORF72
SODI
~40%
OPTN, VCP, SQSTMI, PFNT, UBQLN2
~10%
Unknown
Sporadic
FUS
TARDBP
C9ORF72
SODI
~8-10%
OPTN, VCP, SQSTMI, PFNT, UBQLN2
~90%
Unknown

Initiation of clinical study expected 4Q '18

WAVE LIFE SCIENCES

Source: State of play in amyotrophic lateral sclerosis genetics Alan E Renton, Adriano Chiò & Bryan J. Traynor Nature Neuroscience 17, 17–23 (2014) doi:10.1038/nn.3584

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Neuro C9orf72

Frontotemporal dementia

- Progressive neuronal atrophy with loss in the frontal and temporal cortices characterized by personality and behavioral changes, as well as gradual impairment of language skills
- Affects approximately 55,000 people in the US
- Second most common form of early-onset dementia after Alzheimer's disease in people under the age of 65
- Up to 50% of FTD patients have a family history of dementia, many inheriting FTD as an autosomal dominant trait with high penetrance
- Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts

Initiation of clinical study expected 4Q '18


Familial
Other
C9ORF72
~38%
10% - 50%


Sporadic
Other
C9ORF72
~6%
50% - 90%

WAVE LIFE SCIENCES

Sources: Familial aggregation in frontotemporal dementia, M. Stevens, MD; C.M. et al, Neurology 1998. Frequency of the C9orf72 hexanucleotide repeat expansion in patients with amyotrophic lateral sclerosis and frontotemporal dementia: a cross-sectional study. Elisa Majounie et al Lancet Neurology March 9, 2012 DOI:10.1016/S1474-4422(12)70043-1

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Selective silencing in vivo of expanded Neuro C9orf72 C9orf72 repeat transcripts    Wave has developed a series of highly optimized antisense compounds which selectively silence the repeat containing transcript in C9orf72 transgenic mice    These compounds show target engagement across cell types and regions of the nervous system critically implicated in ALS WVE-3972-01 WVE-3972-01 Experimental description: Samples were analyzed using quantitative PCR (Taqman assay) 34

Neuro C9orf72 Durable reduction of dipeptides and RNA foci in vivo    Wave’s candidate (WVE-3972-01) demonstrates durable reduction of dipeptides and reductions in RNA foci    Data is consistent across blinded studies in independent laboratories (collaboration with Professor Bob Brown, U. Mass)    Durable reduction of dipeptide in vivo Reductions in RNA foci in vivo (8 weeks)    Spinal Cord Cortex lei    1 5 0 2-weeks 4-weeks 8-weeks 1 5 0 2-weeks 4-weeks 8-weeks u c 1 .5                n PBS) means+SEM)    100    1 0 0 1 0 0 r to 1 ..0                e                p d                ze                foci al i    5 0 5 0 f m 0 .5 PolyGP expression,    o                or                (n     0 0 0 .0 (Relative S t e S t e S t e S Nu mber PBS Control Candidate    B a B a B a t e S t e S t e    a B a B a    P di d P di d P di d P B i d P i d P i d    n n n d d d    a a a n n n    a a a    C C C C C C                CONFIDENTIAL 35

Emerging areas 36

Liver Pfizer hepatic collaboration    Initiated May 2016 40    Exploring targets across modalities, including ASO and ssRNAi    $M upfront    Up to 5 hepatic-metabolic programs payment    3 targets declared; APOC3, 2 undisclosed Option to declare 2 additional targets    Access to Pfizer’s hepatic targeting technology    Potentially increasing potency beyond GalNAc 871    Freedom to leverage beyond collaboration targets $M in potential    milestone payments    and royalties    37

Liver

Stereopure ASOs: improved in vivo potency, extended duration

- Potency equivalent to state-of-the-art GalNAc conjugated double strand RNAi (ED50 0.3 mg/kg)
- Demonstrated increase in durability over GalNAc conjugated stereorandom


hAPOC3 mRNA Knockdown in Liver
(single dose, day 8)
~7 fold
ED50 ~2.0 mg/kg
ED50 0.3 mg//kg
% mRNA Remaining
(hAPOC3/mHPRT)
125
100
75
50
25
0
PBS
0.1
0.3
1.0
3.0
Dose (mg/kg)
STEREORANDOM
STEREOPURE


Serum hAPOC3 Protein Levels
hAPOC3 Protein Level
(relateive to PBS)
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
Dosing Days 1,3
at 5mpk
0 1 2 3 4 5 6 7 8 9 10
Weeks
STEREORANDOM
STEREOPURE

WAVE LIFE SCIENCES

Experimental description: Male human APOC3 transgenic mice were dosed with APOC3 ASOs with indicated doses. APOC3 mRNA quantification in the liver was performed using Taqman assay specific for hAPOC3. For protein analysis, plasma samples were collected weekly and analyzed by ELISA assay specific to human APOC3 protein.

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Eye

Stereopure ASOs: improved in vivo potency, extended duration

Back of the eye


1 week
1 month
2 months
% mRNA Remaining
(mMALAT1 / mHPRT1)
150
125
100
75
50
25
0
PBS
50µg
50µg
5µg
50µg
(-) Control
SR
Stereopure

10X lower dose of stereopure oligo is more potent than stereorandom oligo

Experimental description: Single intravitreal injection to mouse eye on day 1.

WAVE LIFE SCIENCES

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Eye

Stereopure ASOs: improved in vivo potency, extended duration

Front of the eye


1 week
1 month
2 months
% mRNA Remaining
(mMALAT1 / mHPRT1)
150
125
100
75
50
25
0
PBS
50µg
50µg
5µg
50µg
(-) Control
SR
Stereopure

10X lower dose of stereopure oligo is more potent than stereorandom oligo

WAVE LIFE SCIENCES

Experimental description: Single intravitreal injection to mouse eye on day 1.

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Distribution and target engagement Ophthalmology Dermatology Distribution of oligonucleotide to key cellular Target engagement following topical Compartments following intravitreal injection administration on human skin explant model in murine eye Red dots = Oligonucleotides 509452-001 05Jan2018 09:35 QTA Page BS 44 Control Optimized oligonucleotide oligonucleotide 41

Enabling technologies: enhancing stereopure platform    Collaboration leverages ReadCoor’s proprietary FISSEQ (Florescent In-Situ Sequencing) platform designed to provide critical spatial data by combining next generation sequencing and three-dimensional imaging    Developing a registry of brain cell network maps    Advancing chemistry for targeted delivery to the brain 42

Scalable nucleic acid synthesis Oligonucleotide synthesis capacity ranging from high throughput to large scale GMP production 90,000 square foot facility Ability to continue to meet synthesis demands of growing portfolio and increase control and visibility of product supply chain Comparable yield and cost-of-goods to standard stereorandom oligonucleotides Industry standard equipment with no biological processing required GMP manufacturing capacity potentially available to partners 43

Secure patent and intellectual property position Programs HTT candidates DMD candidates ALS, FTD candidates Platform Designs Compositions Stereochemistry Improved activity, Oligonucleotide Monomers, Me stability, specificity, compositions key reagents of s immunogenicity 44

Wave catalysts    Q3 2018: data expected in DMD from Phase 1 trial for WVE-210201 – Initiated clinical trial in DMD (Exon 51) November 2017 – WVE-210201 is the first stereopure oligonucleotide targeting Exon 51 with potential to be best-in-class – Interim dystrophin readout from planned efficacy and open label extension trials expected in 2H 2019    Q4 2018: clinical trials expected to initiate in ALS and FTD for WVE-3972-01 – WVE-3972-01 is designed to target the pathogenic allele of the C9orf72 gene – In vivo animal data demonstrate potent, sustained and preferential knockdown of toxic biomarkers associated with ALS and FTD    1H 2019: data expected in HD from Phase 1b/2a trials for WVE-120101 and WVE-120102 – Initiated two clinical trials in HD July 2017 – Potential to be first two allele-specific disease-modifying therapies selectively lowering mHTT – Received U.S. orphan drug designation for WVE-120101 and WVE-120102    Q1 2019: clinical trial expected to initiate for next DMD program (Exon 53) 45

Realizing the potential of nucleic acid therapeutics 46